EXHIBIT 24.1


                                POWER OF ATTORNEY

     We,  the  undersigned,  members  of the  Board of  Directors  of  Frequency
Electronics, Inc. (the "Company"), hereby constitute and appoint Joseph P. Franklin as our true and lawful attorney-in-fact and agent, with full power to substitute Martin B. Bloch, on any specific occasion, as attorney-in-fact and agent for the undersigned. Joseph P. Franklin, as attorney-in-fact and agent may act for the undersigned, for and in our stead, in any and all capacities, to sign on our behalf any and all Registration Statements on Form S-8 with respect to common stock issued or to be issued under the Frequency Electronics, Inc. 401(k) Savings Plan, and to execute any amendments thereto (including post-effective amendments) or certificates that may be required in connection with such registration statements, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, with the full power and authority to do and perform each and every act and thing necessary or advisable to be done in connection therewith, as fully to all intents and purposes as the undersigned might or could do in person. The undersigned hereby ratify and confirm all that Joseph P. Franklin, as attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.


Dated: June ___, 2000
                                                     JOEL GIRSKY


                                                     /s/ John C. Ho
                                                     ___________________________
                                                     JOHN C. HO


                                                     /s/ Marvin Meirs
                                                     ___________________________
                                                     MARVIN MEIRS


                                                     /s/ E. Donald Shapiro
                                                     ___________________________
                                                     E. DONALD SHAPIRO


                                                     /s/ S. Robert Foley, Jr.
                                                     ___________________________
                                                     S. ROBERT FOLEY, JR.